Supplementary Information on Oil and Gas Exploration and Production Activities (Unaudited) - Changes in Standardized Measure of Discounted Future Net Cash Flows (Detail) - Consolidated entities [member] - CNY (¥)
¥ in Millions
	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves [Line Items]
Beginning of the year	¥ 1,325,069	¥ 1,382,066	¥ 1,024,526
Sales and transfers of oil and gas produced, net of production costs	(215,390)	(303,222)	(308,217)
Net changes in prices and production costs and other	(358,008)	(87,046)	510,325
Extensions, discoveries and improved recovery	112,834	134,631	129,824
Development costs incurred	39,238	53,450	39,725
Revisions of previous quantity estimates	(138,772)	(17,380)	10,018
Accretion of discount	146,137	149,693	103,225
Net change in income taxes	156,122	12,877	(127,360)
Net change due to purchases and sales of minerals in place	(4,949)	0	0
End of the year	¥ 1,062,281	¥ 1,325,069	¥ 1,382,066